Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Goodwill and Intangible Assets

9. Goodwill and Intangible Assets
9.A Goodwill
Changes in the carrying amount of goodwill by reportable business segment are as follows:

	Canada	U.S.	Asia	Asset Management	Corporate	Total
Balance, January 1, 2022	$2,607	$1,108	$659	$1,959	$184	$6,517
Acquisitions (Note 3)	—	2,030	—	—	—	2,030
Impairment(1)	—	—	—	—	(170)	(170)
Foreign exchange rate movements	—	226	41	75	(14)	328
Balance, December 31, 2022	$2,607	$3,364	$700	$2,034	$—	$8,705
Acquisitions (Note 3)	162	104	—	134	—	400
Disposition	(21)	—	—	—	—	(21)
Foreign exchange rate movements	—	(79)	(16)	(20)	—	(115)
Balance, December 31, 2023	$2,748	$3,389	$684	$2,148	$—	$8,969

(1)    The sale of Sun Life UK resulted in an impairment charge of $170 for the UK CGU within Corporate in the year ended December 31, 2022. See Note 3 for details.

Goodwill was not impaired in 2023. The carrying amounts of goodwill allocated to our CGUs or groups of CGUs are as follows:

As at December 31,	2023	2022
Canada	$2,748	$2,607
U.S.
Group Benefits	1,106	1,132
Dental	2,283	2,232
Asia	684	700
Asset Management
MFS	503	513
SLC Management	1,645	1,521
Total	$8,969	$8,705

Goodwill acquired in business combinations is allocated to the CGUs or groups of CGUs that are expected to benefit from the synergies of the particular acquisition.

Goodwill is assessed for impairment annually or more frequently if events or circumstances occur that may result in the recoverable amount of a CGU falling below its carrying value. The recoverable amount is the higher of fair value less costs of disposal and value in use. We use fair value less costs of disposal as the recoverable amount.
We use the best evidence of fair value less costs of disposal as the price obtainable for the sale of a CGU, or group of CGUs. Fair value less costs of disposal is initially assessed by looking at recently completed market comparable transactions. In the absence of such comparables, we use either an appraisal methodology (with market assumptions commonly used in the valuation of insurance companies or asset management companies) or a valuation multiples methodology. The fair value measurements are categorized in Level 3 of the fair value hierarchy.

The most recent calculations from 2018 for certain CGUs and groups of CGUs were carried forward and used in the impairment test in the current period as: (i) the recoverable amount for these CGUs and groups of CGUs exceeded the carrying amount by a substantial margin, (ii) the assets and liabilities making up the CGUs and groups of CGUs had not changed significantly, and (iii) the likelihood that the carrying value would exceed the recoverable amount was remote, based on an analysis of events that have occurred and circumstances that have changed. The key drivers impacting the recoverable amount from 2018 are consistent with the key assumptions below.

Under the appraisal methodology, fair value is assessed based on best estimates of future income, expenses, level and cost of capital over the lifetime of the policies and, where appropriate, adjusted for items such as transaction costs. The value ascribed to new business is based on sales anticipated in our business plans, sales projections for the valuation period based on reasonable growth assumptions, and anticipated levels of profitability of that new business. In calculating the value of new business, future sales are projected for 10 to 15 years. In some instances, market multiples are used to approximate the explicit projection of new business.

The discount rates applied reflect the nature of the environment for that CGU. The discount rates used range from 9.50% to 12.50% (after tax). More established CGUs with a stronger brand and competitive market position use discount rates at the low end of the range and CGUs with a weaker competitive position use discount rates at the high end of the range. The capital levels used are aligned with our business objectives.
Under the valuation multiples methodology, fair value is assessed with reference to multiples or ratios of comparable businesses. For life insurers and asset managers, these valuation multiples and ratios may include price-to-earnings or price-to-assets-under-management measures. This assessment takes into consideration a variety of relevant factors and assumptions, including expected growth, risk, and market conditions among others. The price-to-earnings multiples used range from 10.50 to 11.50. The price-to-assets-under-management ratios used range from 1.5% to 2.0%.

Judgment is used in estimating the recoverable amounts of CGUs and the use of different assumptions and estimates could result in material adjustments to the valuation of CGUs and the size of any impairment. Any material change in the key assumptions including those for capital, discount rates, the value of new business, and expenses, as well as cash flow projections used in the determination of recoverable amounts, may result in impairment charges, which could be material.

In considering the sensitivity of the key assumptions above, management determined that there is no reasonably possible change in any of the above that would result in the recoverable amount of any of the CGUs to be less than its carrying amount.
9.B Intangible Assets
Changes in intangible assets are as follows:

	Finite life
	Internally generated software	Other	Indefinite life	Total
Gross carrying amount
Balance, January 1, 2022	$1,265	$2,367	$1,081	$4,713
Additions	206	23	—	229
Acquisitions	232	999	—	1,231
Disposals	(1)	—	—	(1)
Foreign exchange rate movements	59	153	36	248
Balance, December 31, 2022	$1,761	$3,542	$1,117	$6,420
Additions	126	261	46	433
Acquisitions	—	368	67	435
Foreign exchange rate movements	(11)	(73)	(8)	(92)
Balance, December 31, 2023	$1,876	$4,098	$1,222	$7,196
Accumulated amortization and impairment losses
Balance, January 1, 2022	$(615)	$(705)	$(23)	$(1,343)
Amortization charge for the year	(113)	(174)	—	(287)
Disposals	1	—	—	1
Impairment of intangible assets	(16)	(2)	—	(18)
Foreign exchange rate movements	(22)	(25)	(2)	(49)
Balance, December 31, 2022	$(765)	$(906)	$(25)	$(1,696)
Amortization charge for the year	(113)	(231)	—	(344)
Impairment of intangible assets	—	—	(5)	(5)
Foreign exchange rate movements	6	15	2	23
Balance, December 31, 2023	$(872)	$(1,122)	$(28)	$(2,022)
Net carrying amount, end of period:
As at December 31, 2022	$996	$2,636	$1,092	$4,724
As at December 31, 2023	$1,004	$2,976	$1,194	$5,174

The components of the intangible assets are as follows:

As at December 31,	2023	2022
Finite life intangible assets:
Distribution, sales potential of field force	$258	$281
Client relationships and asset administration contracts	2,718	2,355
Internally generated software	1,004	996
Total finite life intangible assets	3,980	3,632
Indefinite life intangible assets:
Fund management contracts(1)	1,194	1,092
Total indefinite life intangible assets	1,194	1,092
Total intangible assets	$5,174	$4,724

(1)     Fund management contracts are attributable to Asset Management, where its competitive position in, and the stability of, its markets support their classification as indefinite life intangible assets.